                                                                    EXHIBIT 32.2

                           SECTION 1350 CERTIFICATION

     In connection  with the Quarterly  Report of  School4Chauffeurs,  Inc. (the
"Company")  on Form 10-Q/A for the quarter  ending June 30, 2009 as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffery
E. Jones,  Secretary/Treasurer  of the Company,  certify,  pursuant to 18 U.S.C.
Section 1350, as adopted  pursuant to Section 906 of the  Sarbanes-Oxley  Act of
2002, that, to my knowledge:

     (1)  The Report fully  complies with the  requirements  of section 13(a) or
          15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company.

Date: April 6, 2010

                                        By: /s/ JEFFERY E. JONES
                                            ___________________________
                                                Jeffery E. Jones
                                                Secretary/Treasurer